                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A


                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15 (D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                 APRIL 30, 1999



                        THE OFFICIAL INFORMATION COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

             DELAWARE                     1-10263            73-1341805
 (STATE OR OTHER JURISDICTION OF       (COMMISSION        (I.R.S. EMPLOYER
  INCORPORATION OR ORGANIZATION)       FILE NUMBER)      IDENTIFICATION NO.)

       250 West 57th Street, Suite 2421, New York, New York     10019
        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)             (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 247-5160

The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Report on Form 8-K dated May 15, 1999 as set forth in the pages attached hereto.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Business Acquired

INTERNATIONAL TRAVEL SERVICE, INC. FOR THE YEAR ENDED DECEMBER 31, 1998

Independent Auditors' Report.......................................................F-1

Balance Sheet as of December 31, 1998..............................................F-2-3

Statement of Income and Retained Earnings for the year ended December 31, 1998.....F-4

Statement of Cash Flows for the year ended December 31, 1998.......................F-5

Notes to Financial Statements......................................................F-6-9

INTERNATIONAL TRAVEL SERVICE, INC. FOR THE YEAR ENDED DECEMBER 31, 1997

Independent Auditors' Report.......................................................F-10

Balance Sheet as of December 31, 1997..............................................F-11-12

Statement of Income and Retained Earnings for the year ended December 31, 1997.....F-13

Statement of Cash Flows for the year ended December 31, 1997.......................F-14

Notes to Financial Statements......................................................F-15-18


(b) Pro Forma Financial Information:

Unaudited Pro Forma Combined Condensed Consolidated Balance Sheet as of
December 31,1998...................................................................F-19

Unaudited Pro Forma Combined Condensed Consolidated Statement of Operations
as of December 31, 1998............................................................F-20

Notes to Unaudited Pro Forma Combined Condensed Consolidated
Financial Statements...............................................................F-21-23



                                                     February 15, 1999

                          INDEPENDENT AUDITORS' REPORT


Board of Directors
International Travel Service, Inc.
108 Wilmot Road
Deerfield, Illinois  60015

Gentlemen:

We have audited the accompanying balance sheet of International Travel Service, Inc. as of December 31, 1998 and the related statement of income and retained earnings and statement of cash flows for the year then ended. These financial statements are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements preparation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of International Travel Service, Inc. at December 31, 1998 and the results of its operations and cash flows for the year then ended, in conformity with generally accepted accounting principles.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information, schedule of operating expenses, is presented for the purpose of additional analysis and is not a required part of the basic financial statements, and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.






                                     /s/ COLEMAN JOSEPH BLITSTEIN & STUART LLC

                       INTERNATIONAL TRAVEL SERVICE, INC.

                                  BALANCE SHEET

                                DECEMBER 31, 1998

                                     ASSETS

CURRENT ASSETS
      Cash in Bank and Cash Equivalents                            $ 11,675,066
      Accounts Receivable                                             3,345,882
      Reserve for Doubtful Accounts                                      (5,000)
      Accounts Receivable - Credit Cards                                506,056
      Accounts Receivable - ARC                                             774
      Accrued Interest Receivable                                        64,509
      Reserve for Comp Tickets                                           68,648
      Employee Travel Advances                                            4,300
      Prepaid Expenses                                                  153,972
                                                                   ------------
            Total Current Assets                                                 $ 15,814,207

PROPERTY AND EQUIPMENT
      Equipment                                                       2,514,266
      Leasehold Improvements                                            463,527
                                                                   ------------
                                                                      2,977,793
      Less:  Accumulated Depreciation                                (1,845,806)
                                                                   ------------

            Net Property and Equipment                                              1,131,987

OTHER ASSETS
      Long-term Accounts Receivable                                       7,636
      Goodwill (Net)                                                      7,250
      Cash Surrender Value - Officer Life Insurance                     102,010
      Security Deposits                                                   8,931
                                                                   ------------

            Total Other Assets                                                        125,827
                                                                                 ------------

            Total Assets                                                         $ 17,072,021
                                                                                 ============

                      LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
     Lease Payable                                                   $     6,697
     Customer Deposits                                                12,232,878
     Accounts Payable                                                      5,993
     Income Tax Payable                                                   31,807
     Deferred Comp Tickets                                                30,629
     Allowance for Client Concessions                                     38,019
     Accrued Expenses                                                    109,819
     Accrued Salaries                                                    139,004
     Accrued Payroll Taxes                                                    83
     Accrued Profit Sharing Contribution                                 167,326
                                                                     -----------

         Total Current Liabilities                                               $12,762,255

LONG-TERM LIABILITIES
     Customer Deposits                                                   480,300
     Lease Payable - Net of Current Portion                               25,114
                                                                     -----------

         Total Long-Term Liabilities                                                 505,414

SHAREHOLDERS' EQUITY
     Common Stock, 1,000 Shares Issued and
         Authorized, $1 Par Value                                          1,000
     Paid in Capital                                                     500,000
     Retained Earnings                                                 3,303,352
                                                                     -----------

         Total Shareholders' Equity                                                3,804,352
                                                                                 -----------

         Total Liabilities and Shareholders' Equity                              $17,072,021
                                                                                 ===========





The accompanying Notes are an integral part of these financial statements.

                       INTERNATIONAL TRAVEL SERVICE, INC.

                    STATEMENT OF INCOME AND RETAINED EARNINGS

                      FOR THE YEAR ENDED DECEMBER 31, 1998




REVENUES
     Operations                                                    $  8,911,126
     Commercial                                                         739,396
     Conventions                                                        748,021
     Air Override Commission                                            214,310
                                                                   ------------
         Total Revenues                                              10,612,853

OPERATING EXPENSES                                                    8,851,972
                                                                   ------------

         Net Operating Income                                         1,760,881
                                                                   ------------

OTHER INCOME (EXPENSES)
     Interest Income                                                    930,976
     Gain on Property and Equipment                                         150
     Depreciation and Amortization                                     (385,067)
     Profit Sharing Plan Contribution                                  (167,326)
                                                                   ------------

         Net Other Income                                               378,733
                                                                   ------------

     Net Income Before Provision for Income Taxes                     2,139,614
                                                                   ------------

     Income Tax Provision                                                31,807
                                                                   ------------

         Net Income                                                   2,107,807

     Retained Earnings - January 1, 1998                              2,961,166
     Shareholder Distributions                                       (1,765,621)
                                                                   ------------

     Retained Earnings - December 31, 1998                         $  3,303,352
                                                                   ============





The accompanying Notes are an integral part of these financial statements.

                       INTERNATIONAL TRAVEL SERVICE, INC.

                             STATEMENT OF CASH FLOWS

                      FOR THE YEAR ENDED DECEMBER 31, 1998

OPERATING ACTIVITIES
     Net Income                                                                                  $ 2,107,807
     Adjustment to Reconcile Net Income to
         Net Cash Provided by Operating Activities:
            Depreciation and Amortization                                        $385,067
            Gain on Sale of Property and Equipment                                   (150)
         Changes in Operating Assets and Liabilities:
            (Increase) Decrease In:
                Accounts Receivable                                              (880,554)
                Accounts Receivable - Credit Cards                                (37,529)
                Accounts Receivable - ARC                                           3,041
                Accrued Interest Receivable                                       (35,486)
                Reserve for Comp Tickets                                          (16,823)
                Deferred Comp Tickets                                              48,453
                Employee Travel Advances                                             (710)
                Prepaid Expenses      - Groups                                     47,354
                                      - Insurance                                  (5,304)
                Cash Surrender Value - Officer Life Insurance                     (24,767)
            Increase (Decrease) In:
                Customer Deposits                                               1,207,272
                Accounts Payable                                                 (115,525)
                Income Tax Payable                                                  4,887
                Accrued Lease Payable                                              27,423
                Allowance for Client Concessions                                  (31,630)
                Accrued Expenses                                                   73,935
                Accrued Payroll Taxes                                                  83
                Accrued Salaries                                                   36,771
                Accrued Profit Sharing Contribution                                 1,166            686,974
                                                                           ---------------      -------------
                    Net Cash Provided by Operating Activities                                      2,794,781

INVESTING ACTIVITIES
     Purchase of Property and Equipment                                          (345,450)
     Proceeds from Sale of Property and Equipment                                     400
     Proceeds from Investments                                                    959,428            614,378
                                                                           ---------------

FINANCING ACTIVITIES
     Shareholder Distributions                                                                    (1,765,621)
                                                                                                -------------
         Net Increase in Cash                                                                      1,643,538
         Cash at Beginning of Year                                                                10,031,528
                                                                                                -------------
         Cash at End of Year                                                                    $ 11,675,066
                                                                                                =============

SUPPLEMENTAL DISCLOSURES
Income Taxes - During 1998 the Corporation paid $25,555 in income tax expense attributable to year-end December 31, 1997.




The accompanying Notes are an integral part of these financial statements.

                       INTERNATIONAL TRAVEL SERVICE, INC.

                          NOTES TO FINANCIAL STATEMENTS




NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING PRACTICES

     A summary of significant accounting policies which have been followed in preparing the accompanying financial statements are as follows:

         Nature of Business

           International Travel Service, Inc. is engaged in providing travel management to corporations in the areas of business travel, corporate meetings and incentive travel programs and to trade and professional associations with regard to providing services for conventions, meetings, travel and registration.

         Use of Estimates in Preparation of Financial Statements

           The preparation of the accompanying financial statements in conformity with generally accepted accounting principles requires management to make certain estimates and assumptions that directly affect the results of reported assets, liabilities, revenue, and expenses. Actual results may differ from these estimates.

         Cash Equivalents

           The Company considers all highly liquid debt instruments with an original maturity of three months or less to be cash equivalents.

         Advertising and Promotion

           Advertising and promotion costs are generally charged to operations in the year incurred and totaled $10,510 in 1998.

         Concentration of Credit Risk

           The Company frequently maintains deposits in excess of federally insured limits. Statement of Financial Accounting Standards No. 105 identifies these items as a concentration of credit risk requiring disclosure, regardless of the degree of risk. The risk is managed by maintaining all deposits in high quality short-term money markets, demand notes, commercial paper and bonds.

         Accounts Receivable and Revenue Recognition

           Sales are recognized as revenue when they are realized in the point of performing their service and can be reasonably estimated.

                       INTERNATIONAL TRAVEL SERVICE, INC.

                          NOTES TO FINANCIAL STATEMENTS



NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING PRACTICES - continued

         Fixed Assets, Intangible Assets, Depreciation and Amortization

           Equipment is stated at cost. Depreciation is computed using the straight-line, Accelerated and Modified Accelerated Cost Recovery Systems over their estimated useful lives. Disposal or retirement of assets causes the cost and accumulated depreciation of an asset to be removed from the books with any resulting gain or loss being recognized in the year of disposal and retirement.

           The intangible asset, goodwill, is being amortized on a straight-line basis over a period of forty years.

         Income Taxes

           The Corporation has elected to be treated as an S Corporation for federal and state income tax purposes. As an S Corporation the Corporation is not required to pay federal income taxes but it is required to pay state income taxes.


NOTE B - FORMATION OF INTERNATIONAL TRAVEL SERVICE, INC.

     At December 31, 1987 the current shareholders of the Corporation incorporated as ITS Acquisition Co. to purchase all of the capital stock of the then existing International Travel Service, Inc. The then existing International Travel Service was merged into ITS Acquisition Co., whose name was subsequently changed to International Travel Service, Inc.

     As part of the stock purchase by ITS Acquisition Co., all the remaining assets, fixed assets and liabilities of the then existing International Travel Service, Inc. became those of ITS Acquisition Co. after the merger as referred to previously. The newly formed International Travel Service, Inc. began operations on January 1, 1988.


NOTE C - 401K/PROFIT SHARING CONTRIBUTION

     International Travel Service, Inc. maintains a Profit Sharing/401K plan for its eligible employees. The 401K portion of the plan is made up of voluntary contributions from eligible employees. The Profit Sharing portion of the plan is made up of a contribution which is discretionary as decided by the Corporation's Directors. The tax deduction is limited to 15% of the employees' compensation. The Profit Sharing Plan is an age-weighted plan where each participant receives a percentage of pay that would accumulate to provide the same benefit as compared to other participants taking into account an employees age. The Corporation declared a $167,326 contribution to the profit sharing portion for the year ended December 31, 1998.

                       INTERNATIONAL TRAVEL SERVICE, INC.

                          NOTES TO FINANCIAL STATEMENTS




NOTE D - GOODWILL

     A portion of the purchase price paid in the transaction described in Note B was allocated to goodwill. A basis of $10,000 was assigned to goodwill as acquired from the seller in the transaction described in Note B. The goodwill is being amortized over forty years as described in Note B.


NOTE E - INCOME TAXES

     As discussed in Note A, the Corporation is taxed as an S Corporation for federal and state income tax purposes. The provision for income taxes of $31,807 consists solely of state income taxes. An S Corporation is not liable for federal income taxes on its income which passes directly through to its shareholders. The December 31, 1998 provision is as follows:

       December 31, 1998 - Provision for Income Taxes     $ 33,172
       Adjustment for 1997 Income Tax Provision             (1,365)
                                                         ----------

                                                          $ 31,807
                                                         ==========

NOTE F - LEASE COMMITMENTS

     In 1995 the Corporation entered into a 10-year lease for office and storage space expiring September 30, 2005. Future minimum lease payments are as follows:

                                   Annual Lease Obligations
                           ---------------------------------------------
          Year Ending       Office            Storage
         December 31,       Space              Space             Total
      -----------------   ------------    --------------    ------------
             1999           $ 314,232        $ 24,996         $ 339,228
             2000             323,654          24,996           348,650
             2001             333,360          24,996           358,356
             2002             343,365          24,996           368,361
             2003             353,666          24,996           378,662
             2004             364,275          24,996           389,271
             2005             279,311          18,747           298,058


     The minimum lease payments are subject to escalation's based on an increase in real estate taxes and a share in the increase in operating expenses over the base year. Under the terms of the lease the Corporation has options to cancel the lease as of September 30, 2000 and also to extend the lease for a five-year period beginning October 1, 2005.

                       INTERNATIONAL TRAVEL SERVICE, INC.

                          NOTES TO FINANCIAL STATEMENTS



NOTE F - LEASE COMMITMENTS - continued

     Effective February 1998 the Company entered into a lease for additional space coincidental to the original lease and subject to increases in common area expense and real estate taxes. The minimum lease payments are as follows:

                             1999          $ 5,276
                             2000            5,433
                             2001            5,595
                             2002            5,764
                             2003            5,938
                             2004            6,115
                             2005            6,300


NOTE G - LETTERS OF CREDIT

     The Corporation has an outstanding irrevocable letter of credit for $10,000. This is a requirement of the Airline Reporting Corporation. The letter of credit has been established with Uptown National Bank. The bank charges a one- percent service fee each year that the letter of credit remains open.


NOTE H - OFFICERS LIFE INSURANCE

     During 1992 the Corporation purchased a life insurance policy that insures one of the shareholders of the Corporation. The policy carries a face amount of $1,000,000 and at December 31, 1998 has a cash surrender value of $102,010. The corporation is the beneficiary of the policy.


NOTE I - CAPITAL LEASE PAYABLE

     The Corporation entered into an office equipment lease in 1998. The lease is classified as a capital lease and the future obligations are as follows:

                                 1998       $ 1,674
                                 1999         6,697
                                 2000         6,697
                                 2001         6,697
                                 2002         6,697
                                 2003         5,022
                                          ----------
                                           $ 33,484
                                          ==========

                                                              March 17,1998


                          INDEPENDENT AUDITORS' REPORT



Board of Directors
International Travel Service, Inc.
108 Wilmot Road
Deerfield, Illinois 60015

 Gentlemen:

 We have audited the accompanying balance sheet of International Travel Service, Inc. as of December 31, 1997 and the related statements of income and retained earnings and statement of cash flows for the year then ended. These financial statements are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements based on our audit.

 We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements preparation. We believe our audit provides a reasonable basis for our opinion.

 In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of International Travel Service, Inc. at December 31, 1997 and the results of its operations and cash flows for the year then ended, in conformity with generally accepted accounting principles.

 Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information, schedule of operating expenses, is presented for the purpose of additional analysis and is not a required part of the basic financial statements, and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.


                                   /s/ COLEMAN JOSEPH JAFFE FLAX & STUART LLP

                       INTERNATIONAL TRAVEL SERVICE, INC.

                                  BALANCE SHEET

                                DECEMBER 31, 1997

                                     ASSETS

 CURRENT ASSETS
      Cash in Bank and On Hand                        $10,031,528
      Investments                                         959,426
      Accounts Receivable                               2,472,964
      Reserve for Doubtful Accounts                        (5,000)
      Accounts Receivable - Credit Cards                  468,527
      Accounts Receivable - ARC                             3,815
      Accrued Interest Receivable                          29,023
      Deferred Comp Tickets                                17,824
      Reserve for Comp Tickets                             51,825
      Employee Travel Advances                              3,590
      Prepaid Expenses - Groups                           117,232
                         Insurance                         78,790
                                                       ----------
             Total Current Assets                                     $14,229,544

 FIXED ASSETS
      Equipment                                         2,171,434
      Leasehold Improvements                              463,527
                                                          -------
                                                        2,634,961
      Less: Accumulated Depreciation                   (1,463,355)
                                                       ----------

             Net Fixed Assets                                           1,171,606

 OTHER ASSETS
      Goodwill (Net)                                       7,500
      Cash Surrender Value - Officer Life Insurance       77,243
      Security Deposits                                    8,931
                                                           -----

             Total Other Assets                                            93,674
                                                                           ------

             Total Assets                                             $15,494,824
                                                                      ===========



                      LIABILITIES AND SHAREHOLDERS' EQUITY


 CURRENT LIABILITIES
     Lease Payable                                          $     4,388
     Customer Deposits                                       11,505,906
     Accounts Payable                                           121,518
     Income Tax Payable                                          26,920
     Allowance for Client Concessions                            69,649
     Accrued Expenses                                            35,884
     Accrued Salaries                                           102,233
     Accrued Profit Sharing Contribution                        166,160
                                                            -----------

         Total Current Liabilities                                              $12,032,658

 SHAREHOLDERS' EQUITY
     Common Stock, 1,000 Shares Issued and
         Authorized, $1 Par Value                                 1,000
     Paid in Capital                                            500,000
     Retained Earnings                                        2,961,166           3,462,166
                                                              ---------         -----------

         Total Liabilities and Shareholders' Equity                             $15,494,824
                                                                                ===========




















   The accompanying Notes are an integral part of these financial statements.

                       INTERNATIONAL TRAVEL SERVICE, INC.

                    STATEMENT OF INCOME AND RETAINED EARNINGS

                      FOR THE YEAR ENDED DECEMBER 31, 1997

 INCOME
     Operations                                                  $7,318,624
     Commercial                                                     768,630
     Conventions                                                    568,136
     Air Override Commission                                        186,967
     Miscellaneous Income                                           283,270
                                                                    -------
         Total Income                                             9,125,627

 OPERATING EXPENSES                                               7,558,273
                                                                  ---------

             Net Operating Income                                 1,567,354
                                                                  ---------
 OTHER INCOME (EXPENSES)
     Interest Income                                                645,728
     Depreciation and Amortization                                 (402,276)
     Profit Sharing Plan Contribution                              (165,999)
                                                                 ----------
         Net Other Income                                            77,453

     Net Income Before Provision for Income Taxes                 1,644,807
                                                                  ---------

     Income Tax Provision                                           (28,434)
                                                                    -------

         Net Income                                               1,616,373

     Retained Earnings - January 1, 1997                          2,595,725
     Shareholder Distributions                                   (1,250,932)
                                                                 ----------

     Retained Earnings - December 31, 1997                       $2,961,166
                                                                 ==========













   The accompanying Notes are an integral part of these financial statements.

                       INTERNATIONAL TRAVEL SERVICE, INC.

                             STATEMENT OF CASH FLOWS

                      FOR THE YEAR ENDED DECEMBER 31, 1997


 OPERATING ACTIVITIES
     Net Income                                                                 $ 1,616,373
     Adjustment to Reconcile Net Income to
         Net Cash Provided by Operating Activities:
             Depreciation and Amortization                      $ 402,276
             Changes in Operating Assets and Liabilities:
                (increase) Decrease In:
                    Accounts Receivable                           424,339
                    Accounts Receivable - Credit Cards            (76,181)
                    Accounts Receivable - ARC                      12,010
                    Accrued Interest Receivable                   (29,023)
                    Reserve for Comp Tickets                      (19,869)
                    Deferred Comp Tickets                          11,558
                    Employee Travel Advances                       (1,630)
                     Prepaid Expenses -Groups                     (38,745)
                                      -Insurance                  (25,338)
                 Increase (Decrease) In:
                     Customer Deposits                          1,930,408
                     Accounts Payable                              25,644
                     Income Tax Payable                            10,934
                     Allowance for Client Concessions               8,312
                     Accrued Expenses                             (38,203)
                     Accrued Salaries                              17,161
                     Accrued Profit Sharing Contribution           (1,088)        2,612,565
                                                                  -------         ---------
             Net Cash Provided by Operating Activities                            4,228,938

  INVESTING ACTIVITIES
      Purchase of Equipment and Leasehold Improvements           (167,490)
      Proceeds from Investments                                 4,966,384         4,798,894
                                                                ---------

  FINANCING ACTIVITIES
      Cash Surrender Value - Officer Life Insurance               (10,465)
      Reduction of Debt                                            (6,268)
      Shareholder Distributions                                (1,250,932)
                                                              -----------
          Net Cash Used in Financing Activities                                  (1,267,665)
                                                                                -----------
             Net Increase in Cash                                                 7,760,167
             Cash at Beginning of Year                                            2,271,361
                                                                                  ---------
             Cash at End of Year                                                $10,031,528
                                                                                ===========

   SUPPLEMENTAL DISCLOSURES
   Income Taxes - During 1997 the Corporation paid $17,500 in income tax expense attributable to year-end December 31, 1996.


   The accompanying Notes are an integral part of these financial statements.

                         INTERNATIONALTRAVEL SERVICE INC

                          NOTES TO FINANCIAL STATEMENTS


NOTE 1 -SUMMARY OF SIGNIFICANTACCOUNTING PRACTICES

     A summary of significant accounting policies which have been followed in preparing the accompanying financial statements are as follows:

          Nature of Business

             International Travel Service, Inc. is engaged in providing travel management to corporations in the areas of business travel, corporate meetings and incentive travel programs and to trade and professional associations with regard to providing services for conventions, meetings, travel and registration.

           Fixed Assets, Intanigible Assets. Depreciation and Amortization

             Equipment is stated at cost. Depreciation is computed using the straight-line, Accelerated and Modified Accelerated Cost Recovery Systems over their estimated useful lives. Disposal or retirement of assets causes the cost and accumulated depreciation of an asset to be removed from the books with any resulting gain or loss being recognized in the year of disposal and retirement.

             The intangible asset, goodwill, is being amortized on a straight-line basis over a period of forty years.

           Income Taxes

             The Corporation has elected to be treated as an S Corporation for federal and state income tax purposes. As an S Corporation the Corporation is not required to pay federal income taxes but it is required to pay state income taxes.

NOTE 2 - FORMATION OF INTERNATIONAL TRAVEL SERVICE, INC.

         At December 31, 1987 the current shareholders of the Corporation incorporated as ITS Acquisition Co. to purchase all of the capital stock of the then existing International Travel Service, Inc. The then existing International Travel Service was merged into ITS Acquisition Co., whose name was subsequently changed to International Travel Service, Inc.

         As part of the stock purchase by ITS Acquisition Co., all the remaining assets, fixed assets and liabilities of the then existing International Travel Service, Inc. became those of ITS Acquisition Co. after the merger as referred to previously. The newly formed International Travel Service, Inc. began operations on January 1, 1998.

                        INTERNATIONAL TRAVEL SERVICE INC

                          NOTES TO FINANCIAL STATEMENTS

NOTE 3 - GOODWILL

         A portion of the purchase price paid in the transaction described in
         Note 2 was allocated to goodwill. A basis of $10,000 was assigned to goodwill as acquired from the seller in the transaction described in
         Note 2. The goodwill is being amortized over forty years as described in Note 2.

NOTE 4 - INVESTMENTS

         The investments of $959,426 held by the Corporation at December 31, 1997 consists of Eurodollar contracts. These contracts are short term and will be maturing January, 1998. The Corporation will be making these investments from time to time during 1998.

NOTE 5 - 401 K/PROFIT SHARING CONTRIBUTION

         International Travel Service, Inc. maintains a Profit Sharing/401 K plan for its employees. The 401K portion of the plan is made up of voluntary contributions from employees. The Profit Sharing portion of the plan is made up of a contribution which is discretionary as decided by the Corporation's Directors. The Corporation declared a $165,999 contribution to the profit sharing portion for the year ended December 31, 1997.

NOTE 6 - INCOME TAXES

         As discussed in Note 1, the Corporation is taxed as an S Corporation for federal and state income tax purposes. The provision for income taxes of $28,434 consists solely of state income taxes. An S Corporation is not liable for federal income taxes on its income which passes directly through to its shareholders. The December 31, 1997 provision is as follows:

 December 31, 1997 - Provision for Income Taxes              $ 26,920
 Adjustment for 1996 Income Tax Provision                       1,514
                                                             --------
                                                             $ 28,434
                                                             ========

                        INTERNATIONAL TRAVEL SERVICE, INC

                          NOTES TO FINANCIAL STATEMENTS



NOTE 7 - LEASE COMMITMENTS

     In 1995 the Corporation entered into a 10-year lease for office and storage space expiring September 30, 2005. Future minimum lease payments areas follows:

                                                  Annual Lease Obligations

                                            Office         Storage
          Year Ending December3l,           Space          Space           Total
                                            -----          -----           -----

                      1998                  $305,083      $24,996        $330,079
                      1999                   314,232       24,996         339,228
                      2000                   323,654       24,996         348,650
                      2001                   333,360       24,996         358,356
                      2002                   343,365       24,996         368,361
                      2003                   353,666       24,996         378,662
                      2004                   364,275       24,996         389,271
                      2005                   279,311       18,747         298,058


      The minimum lease payments are subject to escalation's based on an increase in real estate taxes and a share in the increase in operating expenses over the base year. Under the terms of the lease the Corporation has options to cancel the lease as of September 30, 2000 and also to extend the lease for a five-year period beginning October 1, 2005.

      Effective February 1998 the Company leased additional space with the 1998 additional lease obligation being $5,122. The lease on the additional space coincides with the existing lease.

NOTE 8 - LINE OF CREDIT

      The Corporation ha s established a $500,000 line of credit with the Harris Bank. The line of credit has not been used to date.

NOTE 9 - LETTERS OF CREDIT

      The Corporation has an outstanding irrevocable letter of credit for $10,000. This is a requirement of the Airline Reporting Corporation. The letter of credit has been established with Uptown National Bank. The bank charges a one- percent service fee each year that the letter of credit remains open.

NOTE 10 - OFFICERS LIFE INSURANCE

      During 1992 the Corporation purchased a life insurance policy that insures one of the shareholders of the Corporation. The policy carries a face amount of $1,000,000 and at December 31, 1997 has a cash surrender value of $77,243. The corporation is the beneficiary of the policy.

                        INTERNATIONAL TRAVEL SERVICE INC

                          NOTES TO FINANCIAL STATEMENTS

NOTE 11 - LEASE PAYABLE

     The Corporation entered into two leases for office equipment during 1994. The future lease obligations are as follows:


                              Lease #1     Lease #2         Total
                              --------     --------         -----

                    1998       $4,433      $   -            $4,433
                              ========     ========         ======

                         PRO FORMA FINANCIAL INFORMATION

                        The Official Information Company
        Unaudited Pro Forma Combined Condensed Consolidated Balance Sheet
                             As of December 31, 1998
                                 (in thousands)


                                                   The Official       International Travel     Pro Forma     Pro Forma
                                               Information Company        Service, Inc.       Adjustments     Combined
                                               -------------------    --------------------    -----------    ---------
CURRENT ASSETS:
Cash and cash equivalents                                 $3,878                $11,675        (10,896)E2      $4,657
Accounts receivable, net of allowances                    17,555                  3,848                        21,403
Due from related entity                                       20                                                   20
Inventories                                                  231                                                  231
Deferred tax assets                                          260                                                  260
Notes receivable and other current assets                  1,706                    291                         1,997
                                                      -----------            -----------     ----------      ---------
     Total current assets                                 23,650                 15,814        (10,896)        28,568
                                                      -----------            -----------     ----------      ---------


Notes receivable and investments                             411                      -                           411

Property, plant and equipment, at cost                    21,609                  2,978              -         24,587
Less accumulated depreciation                             12,584                  1,846              -         14,430
                                                      -----------            -----------     ----------      ---------

     Net equipment and leasehold improvements              9,025                  1,132              -         10,157
                                                      -----------            -----------     ----------      ---------

Deferred tax assets                                        1,185                                                1,185
Intangibles and other assets, net                         40,263                    126         17,584 D,E1    57,973
                                                      -----------            -----------     ----------      ---------

                                                          74,534                 17,072          6,688         98,294
                                                      ===========            ===========     ==========      =========

CURRENT LIABILITIES:
Accounts payable                                           2,967                      6                         2,973
Accrued liabilities                                        9,984                    485                        10,469
Customer deposits                                                                12,233                        12,233
Income tax payable                                                                   32           (476)E3        (444)
Deferred revenue                                           6,680                      -                         6,680
Current portion of long-term debt                          1,367                      7         11,134 A       12,508
                                                      -----------            -----------     ----------      ---------
     Total current liabilities                            20,998                 12,763         10,658         44,419
                                                      -----------            -----------     ----------      ---------

Long-term debt                                            99,385                     25                        99,410
Other liabilities                                          1,353                    480                         1,833
Minority interest                                          6,991                      -          1,941 E4       8,932


Total Stockholders' equity (deficit)                     (54,193)                 3,804         (5,911)E5     (56,300)
                                                      -----------            -----------     ----------      ---------

                                                          74,534                 17,072          6,688         98,294
                                                      ===========            ===========     ==========      =========

                        The Official Information Company
   Unaudited Pro Forma Combined Condensed Consolidated Statement of Operations
                          Year Ended December 31, 1998
                                 (in thousands)


                                                      The Official         International Travel     Pro Forma         Pro Forma
                                                  Information Company           Service, Inc.      Adjustments         Combined
                                                 --------------------       -------------------    ------------      -------------

Revenue
     Operating revenues                                  $95,557                   $10,613                            $106,170
     Other income                                            880                       931              (475)E2          1,336
                                                   --------------               -----------        ----------        ----------
                                                          96,437                    11,544              (475)          107,506

Costs and expenses
     Operating costs                                      51,707                     7,317                              59,024
     General and administrative                           22,640                     1,734                              24,374
     Interest                                             10,676                                         905 E2         11,581
     Depreciation and amortization                         7,078                       385             1,262 E1          8,725
                                                   --------------               -----------        ----------        ----------
                                                          92,101                     9,436             2,167           103,704

Income before income taxes                                 4,336                     2,108            (2,642)            3,802

Income tax (expense) benefit                              (1,329)                                        476 E3           (853)
Minority interest in consolidated subsidiaries            (2,491)                        -                59 E4         (2,432)
                                                   --------------               -----------        ----------        ----------

Net income                                                  $516                    $2,108           ($2,107)             $517

EBITDA                                                    22,044                     2,827              (475)           24,396
                                                   ==============               ===========        ==========        ==========



     NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED FINANCIAL
                                   STATEMENTS

Note A - Description of Business Combination

On April 30, 1999, The Official Information Company (the "Company"), through a subsidiary, acquired substantially all of the assets and assumed substantially all of the liabilities of International Travel Services, Inc. ("ITS") for an aggregate purchase price of $22,650,000 plus transaction costs.

Of the total purchase price of this transaction, $11,134,000 was paid out of proceeds from the Company's line of credit, $2,000,000 from a contemporaneous minority equity investment in Galaxy Information Services, LLC by certain former ITS shareholders and the remainder was from existing cash.

Note B - Basis of Presentation

The pro forma financial statements included herein are unaudited and have been prepared by the Company to conform with the requirements applicable to Form 8K. Accordingly, certain information and disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been omitted as permitted by such requirements. These pro forma financial statements should be read in conjunction with the Company's 10-K for the year ended December 31, 1998, which are incorporated herein by reference.

The unaudited pro forma Combined Condensed Consolidated Balance Sheet as of December 31, 1998 presents the financial position of the combined Company assuming the acquisition had occurred on December 31, 1998. Assumptions necessary to reflect these transactions and restate historical combined balance sheets are presented in the "Pro forma Adjustments" column, which are further described below.

The unaudited pro forma Combined Condensed Consolidated Statement of Operations for the year ended December 31, 1998 presents the results of operations of the combined Company assuming the acquisition had occurred on January 1, 1998. Assumptions necessary to reflect these transactions and restate historical combined results of operations are presented in the "Pro forma Adjustments" column, which are further described below.

EBITDA, as presented, represents operating income plus depreciation and amortization. EBITDA is included because management understands that such information is considered by certain investors to be an additional basis on which to evaluate the Company's ability to pay interest expense, repay debt and make capital expenditures. Excluded from EBITDA are interest expenses, income taxes, depreciation and amortization, unusual gains, minority interest in consolidated subsidiaries, discontinued operations, net and extraordinary loss, net of tax, each of which can significantly affect the Company's results of operations and liquidity and should be considered in evaluating the Company's financial performance. EBITDA is not intended to represent and should not be considered more meaningful than, or an alternative to, measures of operating performance as determined in accordance with generally accepted accounting principles.

Note C - Historical Financial Statements

The pro forma information has been prepared using the historical consolidated financial statements of the Company for the year ended December 31, 1998 and the historical financial statements of ITS for the year ended December 31, 1998.

Note D - Purchase Price Allocation

The acquisition was accounted for under the purchase method of accounting. The preliminary allocation of purchase price represents an estimate of the fair values of assets acquired and liabilities assumed, including estimated professional fees and other acquisition expenses expected to be incurred. The excess of the purchase price over the estimated fair values of the assets acquired has been recorded as goodwill. The allocation is subject to change and is not necessarily indicative of the ultimate purchase price allocation; however, the Company does not expect the estimated values to change materially upon finalization of the allocation of the purchase price.

The historical carrying value as of December 31, 1998 of the identifiable tangible assets and liabilities of ITS are assumed to approximate fair value.

Note E - Pro Forma Adjustments

(1)  Amortization of Intangibles

To record the excess of cost over fair market value of the net assets of ITS. The excess of cost over fair market value of the acquired assets will be amortized using the straight-line method over 15 years.

(2)  Interest

To reduce interest income related to cash payments and increase interest expense related to increased borrowings from the acquisition.

(3)  Income Taxes

To record the tax impact of the pro forma adjustments.

(4)  Minority Interest

To reflect equity interest in Holdings LLC owned by VSA-T/SF, Fir Tree Value Fund LP., Fir Tree Institutional Value Fund L.P. and Fir Tree Value Partners L.D.C. and a minority interest in one operating subsidiary.

(5)  Stockholders' Equity (Deficit)

To eliminate historical equity accounts of ITS and income statement effect of pro forma adjustments.

The Board of Directors
International Travel Services, Inc.:


We consent to the inclusion of our report dated March 17, 1998 and February 15, 1999 with respect to the balance sheets of International Travel Services, Inc. as of December 31, 1997 and 1998, respectively, and the related statements of income, stockholders' equity, and cash flows, for the years ended December 31, 1997 and 1998, respectively, which reports appear in the Current Report on Form 8-K/A of The Official Information Company dated April 30, 1999.




Deerfield, Illinois
July 12,  1999




/s/ COLEMAN JOSEPH BLITSTEIN & STUART LLC

                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  July 13 1999

                                   THE OFFICIAL INFORMATION COMPANY


                                   By  /s/ Ian L.M. Thomas
                                       ----------------------------
                                       IAN L. M. THOMAS
                                       PRESIDENT AND CHIEF EXECUTIVE OFFICER